UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 5, 2010
CORVEL CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-19291	33-0282651

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2010 Main Street, Suite 600, Irvine, California	92614

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(949) 851-1473
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) At the 2010 Annual Meeting of the stockholders of CorVel Corporation (“CorVel”) held on August 5, 2010, CorVel’s stockholders approved an amendment and restatement of the CorVel Corporation 1991 Employee Stock Purchase Plan (the “Plan”) which is a plan designed to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code, to (i) remove the requirement for stockholder approval for modifying eligibility requirements and (ii) extend the termination date of the Plan by ten years from September 30, 2011 to September 30, 2021. Subsequently on August 5, 2010, CorVel’s Board of Directors approved a further amendment and restatement of the Plan to (i) modify the eligibility requirements to remove the exclusion for Highly Compensated Employees and (ii) modify the annual statement requirements, all to conform to recent changes in law.
The information set forth above is qualified in its entirety by reference to the actual terms of the Plan attached hereto as Exhibit 10.1 and which is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
CorVel Corporation (“CorVel”) held its Annual Meeting of Stockholders on August 5, 2010. At the Annual Meeting, CorVel’s stockholders elected six directors to CorVel’s Board of Directors, approved amendments to CorVel’s 1991 Employee Stock Purchase Plan to remove the requirement for shareholder approval for modifying eligibility requirements and extend the termination date by ten years from September 30, 2011 to September 30, 2021, and ratified the appointment of Haskell & White LLP as CorVel’s independent registered public accounting firm for fiscal year 2011.
Proposal 1: Election of six directors to serve for one-year terms until CorVel’s 2011 Annual Meeting of Stockholders:

			Broker
Directors	For	Withheld	Non-Votes

V. Gordon Clemons	9,774,280	181,254	1,697,110

Steven J. Hamerslag	9,770,936	184,598	1,697,110

Alan R. Hoops	9,857,939	97,595	1,697,110

R. Judd Jessup	9,770,963	184,571	1,697,110

Jean H. Macino	9,850,849	104,685	1,697,110

Jeffrey J. Michael	9,053,673	901,861	1,697,110

				Broker
	For	Against	Abstain	Non-Votes

Proposal 2: Approval of the amendments to the CorVel 1991 Employee Stock Purchase Plan	9,692,780	40,518	222,236	1,697,110

Proposal 3: Ratification of the appointment of Haskell & White LLP as CorVel’s independent registered accounting firm for the fiscal year ending March 31, 2011	11,647,205	1,972	3,467	0

Item 9.01.	Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
     Not applicable.
(b) Pro Forma Financial Information.
     Not applicable.
(c) Shell Company Transactions.
     Not applicable.
(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	CorVel Corporation 1991 Employee Stock Purchase Plan, as amended and restated on August 5, 2010.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORVEL CORPORATION (Registrant)
Dated: August 11, 2010	/s/ DANIEL J. STARCK
Daniel J. Starck,
President and Chief Executive Officer